united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22638

Arrow Investments Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 , Laurel MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 7/31

Date of reporting period: 7/31/20

Item 1. Reports to Stockholders.

Arrow DWA Country Rotation ETF

DWCR

Annual Report
July 31, 2020

1-877-277-6933
1-877-ARROW-FD
www.ArrowFunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.ArrowFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder:

We are pleased to present this annual report for the Arrow DWA Country Rotation ETF (“DWCR” or the “Fund”) for the one-year period ended July 31, 2020.

DWCR seeks investment results that correspond generally to the performance, before fees and expenses, of the Dorsey Wright Country and Stock Momentum Total Return Index (the “Index”).

DWCR seeks long-term capital appreciation by tracking the investment results of the Index. The Fund seeks to achieve this objective by investing in the component securities of the Index and investments that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts, exchange traded instruments). From time to time, the Fund’s holdings may not precisely replicate the Index due to factors including, but not limited to, the availability of the holdings, liquidity and other market factors. The Index selection methodology consists of long positions in the equity markets of foreign countries exhibiting relatively strong momentum characteristics among the foreign universe. The foreign universe will be comprised of countries from the developed and emerging markets, excluding the United States. The strategy of the Index will allocate among such countries depending on global price trends. The DWCR tracking error during the one-year period ended July 31, 2020 was primarily a result of the India replication and higher international custody fees. The Fund was not able to invest directly in India equities and therefore invested in an ETF to gain the India exposure. The ETF used by the Fund underperformed the Index basket for that country.

The Index selects at least 10 countries with the highest relative strength among the universe of 41 foreign countries on a quarterly basis. The countries identified are given equal weight. For each country identified, up to 10 equity securities within that country universe are selected with the highest relative strength. The securities identified are equally weighted. The Index looks at a company’s location and economic ties in determining its country designation. Relative strength involves buying securities that have appreciated in price more than the other securities in the country universe and holding those securities until they underperform. The strategy is entirely based on market movement of the countries and relative strength of the securities within those countries, and there is no company fundamental data involved in the analysis. The process is systematic and is repeated quarterly.

DWCR was launched on December 28, 2017 and first traded on December 29, 2017. Its net assets were approximately $10.9 million as of July 31, 2020.

This reporting period for the Fund will be long remembered as the period the novel coronavirus/COVID-19 emerged and changed the face of the global economy in dramatic fashion. From July 31, 2019 through February 15, 2020 the equity and fixed income markets were performing rather well with the S&P 500 Index (“S&P 500”) up 14.68% and the Bloomberg Barclays US Aggregate Bond Index (“Bloomberg Agg Bond”) up 4.15% and the VIX Index living between the 12 and 18 index level range. This despite international trade tensions with China and the U.K.’s difficult exit from the European Union. The longest bull market in history had its challenges but was forging ahead as the start of 2020 saw an initial trade agreement between China and the U.S. as well as the U.S.-Mexico-Canada Agreement. 2020 began on a promising note. However, as the coronavirus pandemic became more pronounced, the S&P 500 dropped over 33% from February 14 to March 23, 2020 and the VIX Index spiked from 17 to an index level of over 80. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions. In response, governments and central banks pledged trillions of dollars to address the mounting economic fallout of “stay-at-home” orders and other restrictions on non-essential activity. In the United States, the Federal Reserve cut interest rates to near zero and announced unlimited quantitative easing. In late March, the U.S. government declared a national emergency as unemployment claims increased by 22 million in a four-week period. The unemployment rate began the year at a very respectable 3.5% but by April 2020 it was 14.7%. To put that in perspective, you’d have to go back to the Dust Bowl / Great Depression Era of the early 1930’s to find U.S. unemployment at higher levels. This was the highest unemployment rate in the U.S. since the end of World War II. President Trump signed the CARES Act that provided a $2 trillion stimulus package with the promise of further aid to consumers and businesses. Investors responded favorably to these fiscal and monetary measures and the equity markets have gone on to recover significantly; by July 31, 2020, the S&P 500 was almost back at its pre-COVID highs. The uncertainty in the wake of the coronavirus pandemic caused wide disparity in performance across asset classes and investment strategies during this period and may well continue to do so for some time to come.

Management’s Discussion of Fund Performance

All performance is based on net asset value (“NAV”) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors, including, but not limited to, trading commissions, bid/ask spreads, premium/discounts relative to the NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

Over the rolling 12 month period ending July 31, 2020, the Fund had a return of 2.43%, while the MSCI ACWI Ex USA Index was up 1.11% over the same period. While the domestic stock market was strong over the same period (S&P 500 up 11.96%), it is not a proxy for the Fund’s portfolio strategy since DWCR excludes the U.S. equity markets and has a much broader investment universe, as it seeks the highest relative strength throughout global markets.

From a geographic standpoint in general, Asian exposure fared relatively well with China at 4.79%, Taiwan at 3.07% and Japan at 2.64% being the Fund’s top three contributors to performance. The Fund’s worst performing countries during this period were Brazil at -5.10%, Indonesia at -4.24% and Norway at -3.03%

The Fund generally pays distributions quarterly. The Fund has paid income distributions of $0.0621 per share on record date September 17, 2019, $0.2633 per share on record date December 27, 2019 and income and return of capital distributions of $0.1071 per share on record date June 17, 2020 during the period. A dividend was not paid in the first quarter of 2020.

For more information about current performance, holdings or historical premiums/discounts, please visit our website at www.arrowfunds.com. We are grateful for your investment and continued confidence in our company.

Sincerely,

Joseph J. Barrato
Chief Executive Officer
Arrow Investment Advisors, LLC
August 2020

AD-092520

Arrow DWA Country Rotation ETF
PORTFOLIO REVIEW (Unaudited)
July 31, 2020

The Fund’s performance figures* for the periods ended July 31, 2020, as compared to its benchmarks:

		Since Inception** -
	One Year	July 31, 2020
Arrow DWA Country Rotation ETF - NAV	2.43%	(1.83)%
Arrow DWA Country Rotation ETF - Market Price	1.58%	(3.00)%
Dorsey Wright Country and Stock Momentum Total Return Index	6.55%	1.36%
MSCI ACWI Ex USA Index USD	1.11%	(0.55)%
MSCI Emerging Markets Investable Market Index (IMI) USD	6.34%	(0.26)%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.ArrowFunds.com or by calling 1-877-277-6933. The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.arrowfunds.com. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements, is 1.68% per the December 1, 2019 prospectus. After fee waivers and/or expense reimbursements, the Fund’s total annual expenses are 0.95% of net assets. The Fund’s total return would have been lower had the investment advisor not waived a portion of the Fund’s expenses. Please see the Financial Highlights for a more recent expense ratio.

**	As of the commencement of operations on December 28, 2017.

Dorsey Wright Country and Stock Momentum Total Return Index is constructed pursuant to Dorsey, Wright & Associates proprietary methodology. The index has a relative strength focus that looks for the 10 strongest performing countries among a universe of 41 countries. Once the country is identified, the index methodology is designed to identify 10 companies that demonstrate powerful relative strength characteristics within that country. The Fund and the index are equally weighted and rebalanced and reconstituted quarterly.

The MSCI ACWI ex USA Index USD captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 26 Emerging Markets countries. With 2,368 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The MSCI Emerging Markets Investable Market Index (IMI) USD captures large, mid and small cap representation across 26 Emerging Markets (EM) countries. With 2,941 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in each country.

Comparison of the Change in Value of a $10,000 Investment

Arrow DWA Country Rotation ETF
PORTFOLIO REVIEW (Unaudited)
July 31, 2020

The Fund’s Holdings by Asset Class and Country as of July 31, 2020 are as follows:

Asset Class	% of Net Assets
Common Stocks
Technology	23.6%
Materials	14.7%
Industrials	11.9%
Consumer Staples	11.9%
Financials	11.8%
Health Care	9.7%
Consumer Discretionary	4.7%
Communications	4.5%
Utilities	3.0%
Real Estate	2.5%
Energy	1.4%
Other Assets Less Liabilities	0.3%
	100.0%

Country Allocation	% of Net Assets
Netherlands	11.6%
Taiwan	10.3%
Switzerland	10.2%
Denmark	10.1%
Australia	9.8%
Japan	9.7%
France	8.9%
Finland	8.6%
China	7.7%
Russia	7.4%
Cayman Islands	3.4%
United States	2.0%
Chile	0.0	% *
Other Assets Less Liabilities	0.3%
	100.0%

* - Less than 0.1%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Arrow DWA Country Rotation ETF
PORTFOLIO OF INVESTMENTS
July 31, 2020

Shares		Value
	COMMON STOCKS - 99.7%
	AEROSPACE & DEFENSE - 0.9%
955	Safran SA	$101,004

	APPAREL & TEXTILE PRODUCTS - 1.8%
120	Hermes International	97,372
236	LVMH Moet Hennessy Louis Vuitton SE	102,349
		199,721
	ASSET MANAGEMENT - 1.0%
113	Partners Group Holding AG	109,460

	BANKING - 2.8%
1	Banco de Credito e Inversiones SA	36
146,571	CTBC Financial Holding Co. Ltd.	97,065
115,559	E.Sun Financial Holding Co. Ltd.	106,902
1,208	Macquarie Group Ltd.	106,981
		310,984
	BEVERAGES - 3.2%
748	Carlsberg A/S	110,205
1,193	Royal Unibrew A/S	120,879
13,759	Tsingtao Brewery Co Ltd	122,496
		353,580
	BIOTECHNOLOGY & PHARMACEUTICALS - 4.6%
439	Argenx SE*	101,436
1,197	Daiichi Sankyo Co. Ltd.	104,813
313	Genmab A/S*	107,288
1,497	Novo Nordisk A/S	99,085
2,001	Orion OYJ	87,596
		500,218
	CHEMICALS - 7.2%
701	Air Liquide SA	115,719
975	Chr Hansen Holding A/S	110,988
132	EMS-Chemie Holding AG	114,123
28	Givaudan SA	115,761
1,066	IMCD NV	110,373
732	Koninklijke DSM NV	112,181
1,741	Novozymes A/S	104,317
		783,462
	CONSTRUCTION MATERIALS - 2.3%
90,870	China National Building Material Company Ltd.	140,933
516	Sika AG	113,728
		254,661
	CONTAINERS & PACKAGING - 2.0%
13,189	Brambles Ltd.	101,963
2,516	Huhtamaki OYJ *	112,462
		214,425
	ELECTRIC & GAS MARKETING & TRADING - 1.1%
857	Orsted A/S	122,591

See accompanying notes to financial statements.

Arrow DWA Country Rotation ETF
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2020

Shares		Value
	ELECTRIC UTILITIES - 1.0%
5,276	Fortum OYJ	$107,433

	ELECTRICAL EQUIPMENT - 4.0%
1,464	Kone OYJ	116,405
1,372	Legrand SA	106,234
932	Schindler Holding AG	108,269
3,448	Voltronic Power Technology Corp.	104,754
		435,662
	FOOD - 2.9%
69,519	Lien Hwa Industrial Holdings Corp.	111,299
894	Nestle SA	106,234
41,907	Uni-President Enterprises Corp.	102,284
		319,817
	FORESTRY, PAPER & WOOD PRODUCTS - 1.7%
8,019	Stora Enso OYJ	101,083
3,365	UPM-Kymmene OYJ	90,047
		191,130
	GAS & WATER UTILITIES - 0.9%
12,818	APA Group	101,117

	HEALTHCARE FACILITIES & SERVICES - 3.0%
195	Lonza Group AG	121,883
839	Orpea	107,347
2,210	Ramsay Health Care Ltd.	98,232
		327,462
	HOME CONSTRUCTION - 1.0%
202	Geberit AG	111,736

	HOME & OFFICE PRODUCTS - 2.0%
323	L’Oreal SA	108,091
1,805	Unilever NV	106,891
		214,982
	INSTITUTIONAL FINANCIAL SERVICES - 3.7%
1,704	ASX Ltd.	101,000
1,044	Euronext NV	119,626
100,315	Moscow Exchange Micex-RTS PJSC	179,807
		400,433
	INSURANCE - 3.2%
9,876	Ping An Insurance Group Co. of China Ltd	104,619
3,621	TRYG A/S	106,986
22,771	ZhongAn Online P&C Insurance Co., Ltd. *	136,476
		348,081
	INTERNET MEDIA & SERVICES - 2.1%
2,387	M3, Inc.	121,461
1,642	Tencent Holdings Ltd.	113,136
		234,597

See accompanying notes to financial statements.

Arrow DWA Country Rotation ETF
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2020

Shares		Value
	MACHINERY - 2.9%
1,186	Daifuku Co. Ltd.	$106,564
241	Keyence Corp.	100,795
3,967	Valmet OYJ	111,223
		318,582
	MEDICAL EQUIPMENT & DEVICES - 2.2%
631	Coloplast A/S	107,794
50,899	Shandong Weigao Group Medical Polymer Co. Ltd.	129,379
		237,173
	METALS & MINING - 1.5%
609	MMC Norilsk Nickel PJSC	161,235

	OIL & GAS PRODUCERS - 1.4%
20,592	Tatneft PJSC	149,059

	REAL ESTATE INVESTMENT TRUST - 1.1%
9,652	Goodman Group	117,188

	REAL ESTATE OWNERS & DEVELOPERS - 1.5%
84,017	LSR Group PJSC - ADR	159,632

	RETAIL - CONSUMER STAPLES - 3.7%
8,785	Coles Group Ltd. *	114,474
3,752	Koninklijke Ahold Delhaize NV	108,567
4,937	X5 Retail Group NV - ADR	185,434
		408,475
	RETAIL - DISCRETIONARY - 1.9%
446	Hikari Tsushin, Inc.	96,177
3,357	Wesfarmers Ltd.	112,068
		208,245
	SEMICONDUCTORS - 7.4%
1,793	Advantest Corp.	96,662
731	ASM International NV	110,601
277	ASML Holding NV	98,167
9,968	Realtek Semiconductor Corp.	127,431
32,180	Semiconductor Manufacturing International Corp. *	123,942
9,537	Taiwan Semiconductor Manufacturing Co., Ltd.	138,524
428	Tokyo Electron Ltd.	116,584
		811,911
	SOFTWARE - 6.0%
587	Dassault Systemes SE	106,965
48,612	Kingdee International Software Group Co. Ltd.	134,228
2,528	Neste OYJ	116,226
566	OBIC Co. Ltd.	101,230
668	Temenos AG	99,131
4,845	TIS, Inc.	104,113
		661,893
	SPECIALTY FINANCE - 1.1%
2,515	Afterpay Ltd. *	123,621

See accompanying notes to financial statements.

Arrow DWA Country Rotation ETF
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2020

Shares		Value
	TECHNOLOGY HARDWARE - 7.0%
10,982	Advantech Co., Ltd.	$115,840
740	Largan Precision Co., Ltd.	96,622
1,605	Logitech International SA	116,939
28,337	Micro-Star International Co., Ltd.	126,234
23,269	Nokia OYJ	111,713
1,412	Sony Corp.	107,853
30,781	ZTE Corp.	90,951
		766,152
	TECHNOLOGY SERVICES - 3.1%
70	Adyen NV *	117,292
411	Teleperformance	120,190
1,300	Wolters Kluwer NV	102,780
		340,262
	TELECOMMUNICATIONS - 2.4%
1,677	Elisa OYJ	100,065
35,887	Mobile TeleSystems PJSC	157,644
		257,709
	TRANSPORTATION & LOGISTICS - 3.0%
860	DSV PANALPINA A/S	118,378
609	Kuehne + Nagel International AG *	105,037
10,024	TRANSURBAN GROUP	99,276
		322,691
	TRANSPORTATION EQUIPMENT - 1.1%
55,309	Weichai Power Co., Ltd.	119,322

	TOTAL COMMON STOCKS (Cost $9,199,674)	10,905,706

	TOTAL INVESTMENTS - 99.7% (Cost $9,199,674)	$10,905,706
	OTHER ASSETS LESS LIABILITIES - 0.3%	31,014
	NET ASSETS - 100.0%	$10,936,720

*	Non-Income producing security

ADR - American Depositary Receipt

AG - Aktiengesellschaft

A/S - Anonim Sirketi

NV - Naamloze Vennootschap

OYJ - Julkinen osakeyhtiö

PJSC - Private Joint Stock Company

SA - Société Anonyme

SE - Societas Europaea

See accompanying notes to financial statements.

Arrow DWA Country Rotation ETF
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2020

ASSETS
Investment securities:
At cost	$9,199,674
At value	$10,905,706
Cash	7,508
Dividends and interest receivable	44,993
Due from Advisor	17,369
TOTAL ASSETS	10,975,576

LIABILITIES
Due to custodian - Foreign cash (Cost $495)	409
Payable to related parties	3,007
Accrued expenses and other liabilities	35,440
TOTAL LIABILITIES	38,856
NET ASSETS	$10,936,720

Net Assets Consist Of:
Paid in capital	$12,800,419
Accumulated deficit	(1,863,699)
NET ASSETS	$10,936,720

Net Asset Value Per Share:
Net Assets	$10,936,720
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	400,000
Net asset value (Net Assets ÷ Shares Outstanding)	$27.34

See accompanying notes to financial statements.

Arrow DWA Country Rotation ETF
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2020

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $46,747)	$294,132
TOTAL INVESTMENT INCOME	294,132

EXPENSES
Custodian fees	83,118
Investment advisory fees	76,495
Administrative services fees	18,385
Audit Fees	16,091
Transfer agent fees	13,862
Printing and postage expenses	10,316
Legal Fees	7,565
Trustees fees and expenses	4,501
Interest expense	1,314
Professional fees	849
Insurance expenses	615
Other expenses	5,094
TOTAL EXPENSES	238,205
Less: Fees waived/ expenses reimbursed by the Advisor	(112,259)
NET EXPENSES	125,946

NET INVESTMENT INCOME	168,186

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
In-kind redemptions	247,207
Investments	(1,026,364)
Foreign currency transactions	(70,245)
(849,402)

Net change in unrealized appreciation on:
Investments	1,121,941
Foreign currency translations	235
1,122,176
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	272,774

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$440,960

See accompanying notes to financial statements.

Arrow DWA Country Rotation ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For The	For The
	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
FROM OPERATIONS
Net investment income	$168,186	$360,917
Net realized loss on investments and foreign currency transactions	(849,402)	(1,754,311)
Net change in unrealized appreciation on investments and foreign currency translations	1,122,176	485,735
Net increase (decrease) in net assets resulting from operations	440,960	(907,659)

DISTRIBUTIONS TO SHAREHOLDERS
Total other distributions paid	(158,737)	(439,245)
From return of capital	(23,578)	—
Net decrease in net assets resulting from distributions to shareholders	(182,315)	(439,245)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,202,857	—
Cost of shares redeemed	(5,439,257)	(4,017,743)
Net decrease in net assets resulting from shares of beneficial interest	(4,236,400)	(4,017,743)

TOTAL DECREASE IN NET ASSETS	(3,977,755)	(5,364,647)

NET ASSETS
Beginning of Year	14,914,475	20,279,122
End of Year	$10,936,720	$14,914,475

SHARE ACTIVITY
Shares Sold	50,000	—
Shares Redeemed	(200,000)	(150,000)
Net decrease in shares of beneficial interest outstanding	(150,000)	(150,000)

See accompanying notes to financial statements.

Arrow DWA Country Rotation ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For The		For The		For The
	Year Ended		Year Ended		Period Ended
	July 31, 2020		July 31, 2019		July 31, 2018 (1)
Net asset value, beginning of period	$27.12		$28.97		$30.00

Activity from investment operations:
Net investment income (2)	0.40		0.59		0.44
Net realized and unrealized gain (loss) on investments and foreign currency	0.25		(1.69)		(1.47)
Total from investment operations	0.65		(1.10)		(1.03)

Less distributions from:
Net investment income	(0.37)		(0.75)		—
Return of capital	(0.06)		—		—
Total distributions	(0.43)		(0.75)		—

Net asset value, end of period	$27.34		$27.12		$28.97

Total return (4)(6)	2.43%		(3.61)%		(3.43)%

Net assets, at end of period (000s)	$10,937		$14,914		$20,279

Ratio of gross expenses to average net assets (3)(7)(9)	2.18	% (12)	1.60	% (11)	1.86	% (10)
Ratio of net expenses to average net assets (3)(7)	1.15	% (12)	0.87	% (11)	0.79	% (10)
Ratio of net investment income to average net assets (3)(7)(8)	1.54%		2.17%		2.50%

Portfolio Turnover Rate (4)(5)	182%		146%		136%

(1)	The Arrow DWA Country Rotation ETF commenced operations on December 28, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized for periods less than one year.

(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(6)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Had Arrow Investment Advisors, LLC not waived fees or reimbursed a portion of the expenses, total returns would have been lower.

(7)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(8)	The recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursements by Arrow Investment Advisors, LLC.

(10)	Includes 0.05% for the period ended July 31, 2018 attributed to interest expense, which is not subject to waiver by Arrow Investment Advisors, LLC.

(11)	Includes 0.12% for the year ended July 31, 2019 attributed to interest expense and foreign custody transaction costs, which are not subject to waiver by the Arrow Investment Advisors, LLC.

(12)	Includes 0.40% for the year ended July 31, 2020 attributed to interest expense and foreign custody transaction costs, which are not subject to waiver by the Arrow Investment Advisors, LLC.

See accompanying notes to financial statements.

ARROW DWA COUNTRY ROTATION ETF
NOTES TO FINANCIAL STATEMENTS
July 31, 2020

1.	ORGANIZATION

The Arrow DWA Country Rotation ETF (the “Fund”) is a diversified series of Arrow Investments Trust, a statutory trust organized under the laws of the State of Delaware on August 2, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation by tracking the investment results of the Dorsey Wright Country and Stock Momentum Index (the “Index”). The investment objective is non-fundamental. The Fund commenced operations on December 28, 2017.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities valuation – Securities listed on an exchange (including exchange-traded funds (“ETFs”)) are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if Arrow Investment Advisors, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Advisor and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”), subject to review by the Board. The Board will review the fair value method in use for securities requiring a fair market value determination and supporting documentation from the Advisor at least quarterly for consistency with the Procedures. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

ARROW DWA COUNTRY ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying Funds that open-end funds (other than ETFs) are valued at their respective NAVs as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed- end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any Underlying Funds that are closed-end investment companies purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it holds, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

ARROW DWA COUNTRY ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of July 31, 2020 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$10,905,706	$—	$—	$10,905,706
Total	$10,905,706	$—	$—	$10,905,706

The Fund did not hold any Level 3 securities during the year.

*	See Portfolio of Investments for classification.

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are generally declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended July 31, 2018 to July 31, 2019, or expected to be taken in the Fund’s July 31, 2020 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement

ARROW DWA COUNTRY ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

dates on securities transactions, gains and losses on the purchase and sale of foreign currencies and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Time Deposits – Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

Emerging Markets Risk – In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Foreign Investment Risk – Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including risks due to: (i) differences in information available about foreign issuers; (ii) differences in investor protection standards in other jurisdictions; (iii) capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; (iv) political, diplomatic and economic risks; (v) regulatory risks; and (vi) foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

3.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2020, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $20,259,947 and $21,630,964, respectively.

ARROW DWA COUNTRY ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

For the year ended July 31, 2020, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $1,081,494 and $3,946,922, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. The Advisor serves as the Fund’s investment advisor pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. to serve as custodian and to act as transfer and shareholder services agent. The Trust has also entered into an ETF Distribution Agreement (the “Distribution Agreement”) with Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to serve as the distributor for the Fund.

Archer Distributors, LLC, an affiliate of the Advisor is also a party to the Distribution Agreement and provides marketing services to the Fund, including responsibility for all the Fund’s marketing and advertising materials.

Pursuant to the Advisory Agreement, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until December 31, 2020 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (exclusive of any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses, foreign custody transaction costs and foreign account set-up fees, and extraordinary expenses such as litigation expenses) will not exceed 0.75% of the Fund’s average daily net assets. This amount will herein be referred to as the “Expense Limitation.”

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently lower than its Expense Limitation, the Advisor, on a rolling three year basis (within three years after the fees have been waived or reimbursed), shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the Expense Limitation. Such expenses may only be reimbursed to the extent they were waived or paid after the effective date of the Waiver Agreement. The Board may terminate this expense reimbursement arrangement at any time.

ARROW DWA COUNTRY ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

If the Fund’s operating expenses subsequently exceed the Expense Limitation, the reimbursements for the Fund shall be suspended. For the year ended July 31, 2020, the Advisor waived fees and reimbursed expenses in the amount of $112,259, pursuant to the Waiver Agreement.

The following amounts are subject to recapture by the Advisor by the following dates:

July 31, 2021	July 31, 2022	July 31, 2023
$75,972	$121,526	$112,259

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD and Northern Lights Compliance Services, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”) . As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant

ARROW DWA COUNTRY ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee
$1,100

For the year ended July 31, 2020, the Fund received $4,400 in fixed assets to offset custody expenses.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2020	July 31, 2019
Ordinary Income	$158,737	$439,245
Long-Term Capital Gain	—	—
Return of Capital	23,578	—
	$182,315	$439,245

As of July 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(653,821)	$(2,890,789)	$—	$1,680,911	$(1,863,699)

The difference between book basis and tax basis net investment loss, accumulated net realized losses from investments and unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market on passive foreign investment companies.

ARROW DWA COUNTRY ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $653,821.

The Fund has capital loss carry forwards (“CLCFs”) for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$2,802,911	$87,878	$2,890,789	$—

Permanent book and tax differences, primarily attributable to realized gains (losses) on in-kind redemptions and adjustments for prior year’s tax return, resulted in reclassifications for the year ended July 31, 2020 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$247,750	$(247,750)

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross
	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation/Depreciation
$9,224,554	$1,771,064	$(89,912)	$1,681,152	*

*	Excludes Foreign Currency Unrealized

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund, creates presumption of the control of the Fund, under Section 2(a)9 of the 1940 Act. As of July 31, 2020, Arrow DWA Balanced Fund, an affiliate of the Fund, held 84.40% of the voting securities of the Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow Investments Trust

and the Shareholders of Arrow DWA Country Rotation ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Arrow DWA Country Rotation ETF, a series of shares of beneficial interest in Arrow Investments Trust (the “Fund”), including the portfolio of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period December 28, 2017 (commencement of operations) through July 31, 2018, and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period December 28, 2017 through July 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Arrow Investments Trust since 2012. We also served as the auditor of one or more of the Funds in the Funds’ former trust from 2006 through 2012.

Philadelphia, Pennsylvania

September 28, 2020

Arrow DWA Country Rotation ETF
EXPENSE EXAMPLES (Unaudited)
July 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other exchange traded funds. This example does not take into account transaction costs, such as brokerage commissions that you may pay on your purchases and sales of shares of the Fund.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expenses Paid
	Account Value	Account Value	During Period*	During Period**
	2/1/20	7/31/2020	2/1/20 - 7/31/20	2/1/20 - 7/31/20
Actual	$1,000.00	$981.30	$3.82	0.77%
Hypothetical	$1,000.00	$1,021.01	$3.89	0.77%
(5% return before expenses)

*	Actual expense information for the Fund is for the period from February 1, 2020 to July 31, 2020. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 182/366 (to reflect the period from February 1, 2020 to July 31, 2020). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 182/366 (to reflect the full half-year period).

**	Annualized.

ARROW DWA COUNTRY ROTATION ETF
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2020

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Non-Interested Trustees

Name, Address, and Year of Birth	Position(s)/ Term of Office(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Robert S. Andrialis Born in 1944	Trustee since 2014	Independent Consultant (2016 – present); Advisor, INDXX, LLC (2014 – 2016); President, Secured Growth Quantitative Research (2011–2014).	9	Arrow ETF Trust
Paul Montgomery Born in 1953	Trustee since 2011	Director of Research, Scotia Partners, LLC (2012 - present).	9	Arrow ETF Trust
Thomas T. Sarkany Born in 1946	Trustee since 2014	Founder and President, TTS Consultants, LLC (2010 – present).	9	Arrow ETF Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV; Aquila Distributors

ARROW DWA COUNTRY ROTATION ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
July 31, 2020

Interested Trustees and Officers

Name, Address, and Year of Birth	Position(s)/ Term of Office(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Joseph Barrato* Born in 1965	Chairman of the Board, Trustee, President, and Principal Executive Officer since 2011	Founder and Chief Executive Officer, Arrow Investment Advisors, LLC (2006- present).	9	Arrow ETF Trust
Sothara Chin Born in 1966	Chief Compliance Officer since 2018; Previously from 2011-2015	Managing Partner of Fit Compliance, LLC (2017 - present); Chief Operations Officer and Chief Compliance Officer, ImpactUs Marketplace, LLC (2015-2017); Chief Compliance Officer, Arrow Investment Advisors, LLC (2011-2015).	N/A	N/A
Jake Griffith Born in 1978	Secretary since 2011	Founder, President, and Director of Sales, Arrow Investment Advisors, LLC (2006- present).	N/A	N/A
Sam Singh 80 Arkay Dr. Hauppauge, NY 11788 Born in 1976	Principal Financial Officer and Treasurer since 2013	Vice President (2015 - present); Gemini Fund Services, LLC.	N/A	N/A

(1)	The term of office for each Trustee will continue indefinitely until the individual resigns or is removed. Officers of the Trust are elected annually.

(2)	The “Fund Complex” includes Arrow ETF Trust, a registered management investment company, in addition to the Trust.

*	Joseph Barrato is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment advisor to each Fund, Arrow Investment Advisors, LLC.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

PRIVACY NOTICE

Arrow Investments Trust

FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

PRIVACY NOTICE

Arrow Investments Trust

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Arrow Investments Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive
Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $11,000

2019 - $11,000

(b)	Audit-Related Fees

2020 – None

2019 – None

(c)	Tax Fees

2020 - $ 2,200

2019 - $ 2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 – None

2018 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2020   2019

Audit-Related Fees:           0.00%  0.00%

Tax Fees:                            0.00%  0.00%

All Other Fees:                  0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $2,200

2019 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow Investments Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 10/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 10/8/20

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/ Treasurer

Date 10/8/20